UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

VIOLIN MEMORY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Dear Stockholder:

On May 4, 2015, KPMG LLP was dismissed by us and on May 5, 2015 PricewaterhouseCoopers LLP (“PwC”) was appointed as our independent registered public accounting firm. We are enclosing herewith Amendment No. 1 to our Definitive Proxy Statement that amends Proposal 2 to reflect the appointment of PwC and our submission for ratification of PwC by our stockholders, as well as certain technical amendments to reflect the change in our audit firm. For those stockholders who have requested paper copies of our proxy materials, we are also enclosing a new proxy card.

If you have already voted on Proposal 2, you may also revoke your original proxy and submit a new proxy by telephone by calling 1-800-776-9437 in the United States or 1-718-921-8500 from foreign countries and following the instructions or via the Internet by going to www.voteproxy.com and following the instructions. You may also revoke your proxy by submitting the enclosed proxy card, if one is included, with a date after which your original proxy card or vote was dated.

If you are a stockholder in “street” or “nominee” name, you may revoke your voting instructions and submit new voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for revoking your voting instructions and issuing new instructions. For additional information regarding revoking your proxy, please refer to page 3 of the Definitive Proxy Statement.

IF YOU HAVE ALREADY VOTED YOUR SHARES, REGARDLESS OF HOW YOU HOLD YOUR SHARES, YOU WILL BE REQUIRED TO RESUBMIT YOUR VOTE ON PROPOSAL 2.

If you have not yet submitted your proxy, please follow the original instructions on your Notice of Internet Availability of Proxy Materials or return the enclosed proxy card to submit your vote.

Your vote is important to us. We appreciate your attention to this matter.

By Order of the Board of Directors,

Gary Lloyd Secretary

Violin Memory, Inc. | 4555 Great America Parkway, Santa Clara, CA 95054 USA | Tel: 1-650-396-1500 • Fax: 1-650-396-1543 | www.violin-memory.com

EXPLANATORY NOTE

On May 4, 2015, the Audit Committee of the Board of Directors of Violin Memory, Inc. (the “Audit Committee” and the “Company,” respectively) notified KPMG LLP (“KPMG”) that KPMG was dismissed as the Company’s independent registered public accounting firm, effective immediately. On May 5, 2015, the Audit Committee appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016, effective immediately. The dismissal of KPMG and the engagement of PwC were reported on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 6, 2015.

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend Proposal 2 in the Company’s definitive proxy statement filed with the SEC on April 17, 2015 (the “Definitive Proxy Statement”) to reflect the submission of the appointment of PwC for ratification by the Company’s stockholders. This Amendment No. 1 amends only those items set forth or described below, and all other items in the Definitive Proxy Statement are incorporated herein by reference without changes.

CHANGES TO DEFINITIVE PROXY STATEMENT

1. All references to KPMG LLP or KPMG in the “Notice of Annual Meeting” and “Question and Answers About the Annual Meeting” section of the Definitive Proxy Statement are amended to read “PricewaterhouseCoopers LLP” or “PwC” as appropriate.

2. Proposal 2 in the Definitive Proxy Statement is amended in its entirety to read as follows:

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING JANUARY 31, 2016

Based upon its review of PricewaterhouseCoopers LLP’s (“PwC”) qualifications, independence and performance, the Audit Committee of our Board has appointed PwC to serve as our independent registered public accounting firm for the fiscal year ending January 31, 2016.

The appointment of our independent registered public accounting firm is not required to be submitted for ratification by the stockholders. However, as a matter of corporate governance, the Audit Committee is submitting its appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016 for ratification by our stockholders.

If our stockholders fail to ratify the appointment of PwC, the Audit Committee may reconsider whether to retain PwC, and may continue to retain that firm or appoint another firm without resubmitting the matter to our stockholders. Even if our stockholders ratify the appointment of PwC, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm for us if it determines that such a change would be in the best interests of our company and our stockholders.

The affirmative vote of a majority of the voting power of the common stock present in person or by proxy at the Annual Meeting, is required to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending January 31, 2016.

Representatives of PwC are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2016.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be conducted on June 4, 2015

This Amendment No. 1, the Definitive Proxy Statement, and the Company’s Annual Report to Stockholders on Form 10-K are available at http://www.astproxyportal.com/ast/18521 or on the Investor Relations page of Violin Memory, Inc.’s website at http://www.violinmemory.com.

VIOLIN ANNUAL MEETING MEMORY, OF STOCKHOLDERS INC. OF June 4, 2015 PROXY VOTING INSTRUCTIONS
INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM?EST?the day before the meeting. COMPANY NUMBER MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN?PERSON—You may vote your shares in person by attending ACCOUNT NUMBER the Annual Meeting.
GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18521
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230000000000001000 9 060415
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ALL THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
1. To elect the following Class II Director Nominees 2. To ratify the appointment of PricewaterhouseCoopers LLP as the FOR AGAINST ABSTAIN
NOMINEES: Company’s independent registered public accounting firm for FOR ALL NOMINEES O Lawrence J. Lang fiscal year 2016.
O Vivekanand Mahadevan NOTE: The proxies are authorized to vote on such other business as may properly WITHHOLD AUTHORITY come before the meeting or any adjournment thereof.
FOR ALL NOMINEES FOR (See ALL instructions EXCEPT below)
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038
MARK?“X” HERE IF YOU PLAN TO ATTEND THE MEETING.
To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method.
Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please title as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

ANNUAL MEETING OF STOCKHOLDERS OF

VIOLIN MEMORY, INC.

June 4, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18521

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000001000 9 060415

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following Class II Director Nominees

☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Lawrence J. Lang
○ Vivekanand Mahadevan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2016.	☐	☐	☐

NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0
VIOLIN MEMORY, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIOLIN MEMORY, INC.
The undersigned hereby appoints Kevin A. DeNuccio and Cory J. Sindelar, as proxies and attorneys-in-fact of the undersigned, each with the power to act without the other and with the power of substitution, and hereby authorizes them to represent and vote all shares of common stock of Violin Memory, Inc. (the “Company”) standing in the name of the undersigned on April 14, 2015, with all powers which the undersigned would possess if present at the 2015 Annual Meeting of Stockholders of the Company to be held on June 4, 2015 or at any adjournment or postponement thereof. Receipt of the Notice of the 2015 Annual Meeting of Stockholders and Proxy Statement and the 2015 Annual Report is hereby acknowledged.
(Continued and to be signed on the reverse side.)
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